UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07418

Legg Mason Global Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual

Repor t

Legg Mason

Batterymarch

Emerging Markets Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Emerging Markets Trust

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch Emerging Markets Trust for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting

Chairman

February 9, 2011

Legg Mason Batterymarch Emerging Markets Trust	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason Batterymarch Emerging Markets Trust

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. While final 2010 GDP data has not yet been released, given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of

Legg Mason Batterymarch Emerging Markets Trust	V

$850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended December 31, 2010. The reporting period got off to a solid start, with the Index moving higher during three of the first four months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. Despite continued disappointing economic data, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This represented its strongest month of December since 1991. All told, the Index returned 15.06% over the twelve months ended December 31, 2010.

The international developed equity market, as measured by the MSCI EAFE Indexv, also posted a positive return but lagged its U.S. counterpart during the twelve months ended December 31, 2010, returning 7.75% for the period. This relative underperformance was the result of a number of factors, including concerns regarding the debt crisis in Greece and Ireland and fears that it could spread to other European countries. In addition, more subdued economic growth and the strengthening U.S. dollar negatively impacted the international developed equity market.

Emerging market equities generated strong results during the reporting period, posting positive returns during eight of the twelve months covered by this report. The asset class performed well given strong economic growth in many developing countries, which was generally superior to their developed country counterparts. Rising oil and commodity prices also supported many emerging market countries. Finally, generally robust investor demand helped emerging market equity prices

VI	Legg Mason Batterymarch Emerging Markets Trust

Investment commentary (cont’d)

move higher over the fiscal year. These positives more than offset short-term periods of weakness that were driven by uncertainties surrounding the fallout from the European sovereign debt crisis and whether China could temper its rising inflation without negatively impacting the global economic recovery. All told, the MSCI Emerging Markets Indexvi returned 18.88% during the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President (Acting)

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]   Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]  The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vi  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. We, at Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, under normal circumstances, will invest substantially all of the Fund’s net assets in equity securities and convertible securities of emerging market issuers. The Fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all of these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable.

Batterymarch’s emerging markets investment strategy represents a unique synthesis of quantitative and fundamental investment disciplines. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively rank on a daily basis the relative attractiveness of liquid stocks across dimensions traditionally followed by fundamental investors. In cases where additional pertinent information is available, we apply fundamental opinions that are combined with the quantitative rankings to identify for purchase stocks with strong growth prospects and reasonable valuations. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade the portfolio. For markets where sufficient reliable data is not yet available, we rely on traditional fundamental research to identify stocks for purchase.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a strong twelve-month return of 18.88% for the MSCI Emerging Markets Indexi (the “Index”), global emerging equity markets continued to be more macro-driven than many investors had anticipated in the face of a number of economic concerns. Investors were jittery about China’s economic growth and the possibility of a hard landing, sovereign debt crises in Europe’s peripheral nations and uncertainty over potential financial sector regulation.

During August, risk aversion returned, and equities fell slightly as investors saw potential for a global double-dip recession. The last weeks of the third calendar quarter brought an important absolute and relative price recovery to emerging market equities, as September ushered in a broad-based equity rally on the back of solid company earnings, increased merger and acquisition activity and credit expansion.

Emerging markets underperformed the developed markets during the fourth quarter. Key emerging market governments — China, India and Brazil — implemented monetary tightening measures to combat further inflationary pressures. In contrast, government intervention within the developed markets boosted investor optimism during the last weeks of the year: The European Union hammered out a bailout for Ireland and, in the U.S., the Federal Reserve Board (“Fed”)ii extended its quantitative easing policy (“QE2”) and Congress approved both a continuation of tax cuts and an extension of unemployment benefits. The effect of these moves created a reversal in emerging markets, particularly in December. Larger-cap names tied to developed markets growth, which had lagged for much of the year, rallied quite sharply.

Europe, Middle East and Africa (“EMEA”) was the top performing region for the year, led by South Africa and Turkey. While Russia performed in line with the Index for the year, it had a strong fourth quarter with several large initial public offerings and benefited from worldwide demand for nickel and other minerals.

2	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Fund overview (cont’d)

A number of countries in Asia had reversals at the end of the period as larger stocks and markets tended to outperform. South Korea and Taiwan, markets tied to developed world prosperity, outperformed the Index overall after underperforming for much of the year. The notable exception to the reversal trend was China, which underperformed for the quarter and the year as its government made moves to tamp down inflation, including putting a limit on mortgage funds available for purchasing real estate.

Latin America as a whole lagged other emerging markets, with the region’s heavyweight, Brazil, one of the weakest performers as its government has tried to prevent an economic bubble. In contrast, Mexico was one of the best-performing emerging markets, logging double-digit gains, and was one of the outperformers for the year.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe in the value of a broadly diversified, rules-based, risk-managed process regardless of the market environment.

Performance review

For the twelve months ended December 31, 2010, Class C shares of Legg Mason Batterymarch Emerging Markets Trust,

excluding sales charges, returned 17.39%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index, returned 18.88% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned 19.54% for the same period.

Performance Snapshot as of December 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Batterymarch Emerging Markets Trust:
Class A	28.41%	18.33%
Class C	27.91%	17.39%
Class FI	28.42%	18.31%
Class I	28.54%	18.58%
Class IS	28.56%	18.59%
MSCI Emerging Markets Index	26.69%	18.88%
Lipper Emerging Markets Funds Category Average[1]	27.12%	19.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Shares redeemed or exchanged within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 413 funds for the six-month period and among the 393 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	3

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.57%, 2.36%, 1.64%, 1.28% and 1.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares and 1.25% for Class IS shares. Class I shares’ operating expenses will be waived and/or reimbursed at an annual rate of 0.06%, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce the class’ annualized expenses to 1.25% of average daily net assets. In addition, total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

With respect to Class A, Class C, Class FI and Class IS shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Stock selection overall contributed to relative performance for the period, being especially strong in Indonesia, South Africa and India. The biggest contributor at the security level was Thailand’s leading agro-

industrial and food conglomerate Charoen Pokphand Foods Public Co., Ltd., which returned almost 190% for the period held. Indian automotive firm Mahindra and Mahindra Ltd. was also a strong contributor, as was Canadian Imperial Holdings Ltd. Both were overweight positions with solid returns, considerably in excess of the overall benchmark.

Q. What were the leading detractors from performance?

A. Stock selection in Taiwan detracted from relative return, primarily as a result of an underweight to HTC Corporation, a Taiwan-based manufacturer of smartphones which announced a partnership with China Mobil in July to sell smartphones in China, and which had a return of almost 200% for the year in the benchmark. Overweights to Geely Automobile Holdings Ltd., a Chinese automaker that bought struggling Volvo, and Russia’s VimpelCom Ltd. (ADR) also detracted. Both holdings had negative returns for the year.

Thank you for your investment in Legg Mason Batterymarch Emerging Markets Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 18, 2011

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than

4	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Fund overview (cont’d)

securities markets of the U.S. and more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Vale SA (2.2%), Petroleo Brasileiro SA (2.1%), Samsung Electronics Co., Ltd. (1.9%), Hon Hai Precision Industry Co., Ltd. (1.7%), Itau Unibanco Banco Multiplo SA (1.5%), Sberbank (1.5%), CNOOC Ltd. (1.3%), China Mobile (Hong Kong) Ltd. (1.3%), Banco Bradesco SA (1.2%) and Mahindra and Mahindra Ltd. (1.2%). Please refer to pages 11 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities.

The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Financials (22.8%), Materials (16.8%), Consumer Discretionary (12.5%), Energy (11.6%) and Industrials (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i] The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ii  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	28.41%	$1,000.00	$1,284.10	1.50%	$8.64	Class A	5.00%	$1,000.00	$1,017.64	1.50%	$7.63
Class C	27.91	1,000.00	1,279.10	2.25	12.93	Class C	5.00	1,000.00	1,013.86	2.25	11.42
Class FI	28.42	1,000.00	1,284.20	1.50	8.64	Class FI	5.00	1,000.00	1,017.64	1.50	7.63
Class I	28.54	1,000.00	1,285.40	1.25	7.20	Class I	5.00	1,000.00	1,018.90	1.25	6.36
Class IS	28.56	1,000.00	1,285.60	1.23	7.09	Class IS	5.00	1,000.00	1,019.00	1.23	6.26

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/10	18.33%	17.39%	18.31%	18.58%	18.59%
Five Years Ended 12/31/10	N/A	11.03	N/A	12.15	N/A
Ten Years Ended 12/31/10	N/A	15.58	N/A	N/A	N/A
Inception* through 12/31/10	53.09	10.27	2.64	16.79	5.79

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/10	11.54%	16.39%	18.31%	18.58%	18.59%
Five Years Ended 12/31/10	N/A	11.03	N/A	12.15	N/A
Ten Years Ended 12/31/10	N/A	15.58	N/A	N/A	N/A
Inception* through 12/31/10	48.41	10.27	2.64	16.79	5.79

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/10)	125.24%
Class C (12/31/00 through 12/31/10)	325.45
Class FI (Inception date of 6/29/07 through 12/31/10)	9.55
Class I (Inception date of 6/23/05 through 12/31/10)	135.70
Class IS (Inception date of 8/29/08 through 12/31/10)	14.08

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are February 3, 2009, May 28, 1996, June 29, 2007, June 23, 2005 and August 29, 2008, respectively.

8	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — February 3, 2009 - December 2010

Value of $10,000 invested in

Class C Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — December 2000 - December 2010

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — June 29, 2007 - December 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — June 23, 2005 - December 2010

10	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason Batterymarch Emerging Markets Trust vs. MSCI Emerging Markets Index† — August 29, 2008 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI, I and IS shares of Legg Mason Batterymarch Emerging Markets Trust on February 3, 2009 (commencement of operations), December 31, 2000, June 29, 2007 (commencement of operations), June 23, 2005 (commencement of operations) and August 29, 2008 (commencement of operations), respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	11

Schedule of investments

December 31, 2010

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Common Stocks — 93.9%
Consumer Discretionary — 12.1%
Auto Components — 1.1%
Halla Climate Control Corp.	138,300	$2,437,219	*
Hyundai Mobis	13,800	3,459,424	*
Minth Group Ltd.	1,910,000	3,135,498
Total Auto Components		9,032,141
Automobiles — 3.1%
Hero Honda Motors Ltd.	29,876	1,327,767
Hyundai Motor Co.	7,420	1,134,347	*
Kia Motors Corp.	189,420	8,445,371	*
Mahindra and Mahindra Ltd.	572,900	9,974,341
PT Astra International Tbk	542,000	3,281,476
TVS Motor Co., Ltd.	1,118,700	1,767,553
Total Automobiles		25,930,855
Distributors — 0.9%
Imperial Holdings Ltd.	384,000	7,431,092
Hotels, Restaurants & Leisure — 0.2%
Ajisen China Holdings Ltd.	1,064,000	1,793,228
Household Durables — 1.6%
Corporacion GEO SA de CV, Series B Shares	1,079,900	3,961,091	*
Cyrela Brazil Realty SA	159,000	2,092,861
Even Construtora e Incorporadora SA	290,100	1,502,928
Gafisa SA, ADR	37,900	550,687
Metalfrio Solutions SA	247,900	2,089,230	(a)
PDG Realty SA Empreendimentos e Participacoes	220,400	1,348,954
Rossi Residencial SA	182,900	1,629,573
Total Household Durables		13,175,324
Media — 1.3%
CTC Media Inc.	149,600	3,505,128
Grupo Televisa SA, ADR	179,100	4,644,063	*
Naspers Ltd.	48,500	2,856,254
Total Media		11,005,445
Multiline Retail — 1.9%
Clicks Group Ltd.	644,600	4,240,905
El Puerto de Liverpool SA de CV, Class C1 Shares	7,900	54,372
Golden Eagle Retail Group Ltd.	710,000	1,744,674
Intime Department Store Group Co., Ltd.	3,416,000	5,045,245
Woolworths Holdings Ltd.	1,199,300	4,904,614
Total Multiline Retail		15,989,810

See Notes to Financial Statements.

12	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Specialty Retail — 1.7%
Foschini Ltd.	236,800	$3,235,218
JD Group Ltd.	339,200	2,986,505
Mr. Price Group Ltd.	405,600	4,094,482
Truworths International Ltd.	388,500	4,225,582
Total Specialty Retail		14,541,787
Textiles, Apparel & Luxury Goods — 0.3%
Cia. Hering	24,300	395,241
Prime Success International Group Ltd.	2,142,000	2,006,196
Total Textiles, Apparel & Luxury Goods		2,401,437
Total Consumer Discretionary		101,301,119
Consumer Staples — 6.0%
Beverages — 1.1%
Compania Cervecerias Unidas SA, ADR	66,500	4,013,275
Distilleries Co. of SRI Lanka Ltd.	834,200	1,338,389	(a)
Embotelladoras Arca SAB de CV	111,900	543,734
Fomento Economico Mexicano SA de CV, ADR	50,000	2,796,000
Grupo Modelo SA de CV, Series C Shares	136,300	847,047
Total Beverages		9,538,445
Food & Staples Retailing — 3.1%
Grupo Comercial Chedraui SA de CV	228,000	692,862	*
Lianhua Supermarket Holdings Ltd., Class H Shares	259,000	1,237,887
Magnit, GDR	74,700	2,188,710
O’Key Group LLC, GDR	312,700	4,305,879	*(b)
President Chain Store Corp.	674,000	3,109,187
Shoprite Holdings Ltd.	278,000	4,205,343
The Spar Group Ltd.	186,000	2,761,129
X5 Retail Group NV, GDR	160,200	7,409,250	*
Total Food & Staples Retailing		25,910,247
Food Products — 0.8%
China Yurun Food Group Ltd.	788,000	2,605,445
PT Charoen Pokphand Indonesia Tbk	6,041,500	1,233,780
PT Indofood Sukses Makmur Tbk	2,985,000	1,615,080
Thai Union Frozen Products Public Co., Ltd.	371,090	646,284	(a)(b)
Tingyi (Cayman Islands) Holding Corp.	268,000	693,032
Total Food Products		6,793,621
Personal Products — 0.7%
Hengan International Group Co., Ltd.	523,000	4,511,521
Natura Cosmeticos SA	36,900	1,060,097
Total Personal Products		5,571,618

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	13

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Tobacco — 0.3%
PT Gudang Garam Tbk	600,500	$2,665,927
Total Consumer Staples		50,479,858
Energy — 11.6%
Energy Equipment & Services — 1.2%
Eurasia Drilling Co., Ltd., GDR	140,400	4,563,000
OAO TMK, GDR	204,166	4,218,069	*
OSX Brasil SA	5,200	1,513,012	*
Total Energy Equipment & Services		10,294,081
Oil, Gas & Consumable Fuels — 10.4%
China Shenhua Energy Co., Ltd., Class H Shares	790,000	3,313,349
CNOOC Ltd.	4,616,000	11,010,272
Gazprom OAO, ADR	368,300	9,299,575	(b)
HRT Participacoes em Petroleo SA	1,300	1,245,181	*
Indo Tambangraya Megah PT	189,200	1,065,694
LUKOIL, ADR	82,200	4,703,484
NovaTek OAO, GDR	69,300	8,281,350
Pacific Rubiales Energy Corp.	117,200	3,978,175
PetroChina Co., Ltd.	1,912,000	2,489,378
Petroleo Brasileiro SA, ADR	529,100	18,079,347
Petroleo Brasileiro SA, ADR	235,800	8,922,672
Petrominerales Ltd.	31,700	1,057,198
PT Borneo Lumbung Energi & Metal Tbk	10,198,000	1,516,684	*
Reliance Industries Ltd.	84,050	1,988,704
SK Energy Co., Ltd.	22,200	3,794,872	*
Yanzhou Coal Mining Co., Ltd., ADR	222,100	6,796,260
Total Oil, Gas & Consumable Fuels		87,542,195
Total Energy		97,836,276
Exchange Traded Funds — 0.9%
Exchange Traded Funds — 0.9%
iShares Asia Trust-iShares FTSE/Xinhua A50 China Index	4,511,300	7,394,242
Financials — 21.5%
Commercial Banks — 15.4%
Agricultural Bank of China, Class H Shares	18,896,000	9,456,752	*
Allahabad Bank Ltd.	74,897	376,537
Banco Bradesco SA, ADR	513,006	10,408,892
Banco de Oro Unibank Inc.	1,439,600	1,922,314
Banco do Brasil SA	237,672	4,498,587
Bangkok Bank Public Co., Ltd.	725,800	3,671,737

See Notes to Financial Statements.

14	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Commercial Banks — continued
Bank of China Ltd.	11,080,000	$5,858,738
BRE Bank SA	12,391	1,272,417	*
Busan Bank	127,630	1,613,790	*
Canara Bank Ltd.	163,600	2,417,870
China Construction Bank, Class H Shares	7,830,367	7,051,843
Commercial International Bank	329,112	2,684,488
Grupo Financiero Banorte SAB de CV, Series O Shares	348,300	1,655,483
ICICI Bank Ltd., ADR	26,500	1,341,960
Industrial & Commercial Bank of China Ltd., Class H shares	13,241,646	9,829,701
Industrial Bank of Korea	296,600	4,900,211	*
Itau Unibanco Banco Multiplo SA, ADR	519,258	12,467,385
Kasikornbank Public Co., Ltd., NVDR	335,600	1,397,174
Krung Thai Bank Public Co., Ltd.	1,393,200	799,547	(b)
Metropolitan Bank & Trust Co.	1,010,600	1,660,881
National Bank of Pakistan	3,155,100	2,823,023
Powszechna Kasa Oszczednosci Bank Polski SA	132,900	1,946,093
PT Bank Mandiri	7,303,000	5,268,535
PT Bank Negara Indonesia (Persero) Tbk	9,284,317	3,992,978
Sberbank	3,596,300	12,252,594	(a)
Shinhan Financial Group Co., Ltd.	35,870	1,671,974	*
State Bank of India	12,500	785,251
Turkiye Halk Bankasi AS	282,600	2,397,707
Turkiye Vakiflar Bankasi T.A.O., Class D Shares	370,400	937,995
VTB Bank OJSC, GDR	575,700	3,793,863
Yapi ve Kredi Bankasi	921,800	2,901,521	*
Yes Bank Ltd.	804,039	5,623,688
Total Commercial Banks		129,681,529
Consumer Finance — 0.3%
Kiatnakin Bank Public Co., Ltd.	1,081,800	1,399,575	(b)
Thanachart Capital PCL	1,228,700	1,467,348	(b)
Total Consumer Finance		2,866,923
Diversified Financial Services — 1.9%
African Bank Investments Ltd.	1,137,600	6,691,765
BM&F BOVESPA SA	427,300	3,379,788
FirstRand Ltd.	752,900	2,229,841
Haci Omer Sabanci Holding AS	706,800	3,295,959
Total Diversified Financial Services		15,597,353

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	15

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Insurance — 2.5%
China Life Insurance Co., Ltd	4,399,366	$4,685,072
China Life Insurance Co., Ltd.	1,629,000	6,643,591
Discovery Holdings Ltd.	341,100	2,041,163
Dongbu Insurance Co., Ltd.	67,600	2,680,412
Hyundai Marine & Fire Insurance Co., Ltd.	18,800	433,184
MMI Holdings Ltd.	222,096	560,340
PICC Property & Casualty Co., Ltd.	2,674,000	3,887,428	*
Porto Seguro SA	19,700	335,849	*
Total Insurance		21,267,039
Real Estate Management & Development — 1.4%
China Overseas Land & Investment Ltd.	1,950,960	3,614,376
E-House China Holdings Ltd., ADR	58,600	876,656
Huaku Construction Corp.	506,651	1,536,122
Iguatemi Empresa de Shopping Centers SA	55,300	1,382,500
LPN Development Public Co., Ltd.	9,884,400	2,918,267	(b)
Supalai Public Co., Ltd.	4,177,900	1,427,513	(b)
Total Real Estate Management & Development		11,755,434
Total Financials		181,168,278
Health Care — 1.2%
Health Care Providers & Services — 0.2%
Life Healthcare Group Holdings Pte Ltd.	925,300	2,085,876
Pharmaceuticals — 1.0%
Aspen Pharmacare Holdings Ltd.	296,700	4,144,116	*
Pharmstandard, GDR	58,500	1,667,250	*
PT Kalbe Farma Tbk	6,284,000	2,266,704
Total Pharmaceuticals		8,078,070
Total Health Care		10,163,946
Industrials — 9.7%
Aerospace & Defense — 0.2%
Embraer SA, ADR	59,800	1,758,120
Airlines — 2.3%
Air China Ltd.	3,604,000	4,024,640 *
China Eastern Airlines Corp., Ltd., Class H Shares	2,814,000	1,426,405 *
China Southern Airlines Co., Ltd.	7,220,000	4,430,759 *
EVA Airways Corp.	1,490,140	1,880,786 *
Gol-Linhas Aereas Inteligentes SA, ADR	39,900	613,662
Tam SA, ADR	30,400	739,632
Thai Airways International Public Co., Ltd.	2,612,559	4,246,654 (b)
Turk Hava Yollari Anonim Ortakligi	645,300	2,256,878 *
Total Airlines		19,619,416

See Notes to Financial Statements.

16	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Construction & Engineering — 1.3%
Daelim Industrial Co.	41,300	$4,275,927	*
Samsung Engineering Co., Ltd.	15,000	2,537,668	*
Tekfen Holding AS	980,900	4,104,025
Total Construction & Engineering		10,917,620
Industrial Conglomerates — 2.4%
Bidvest Group Ltd.	108,100	2,572,247
CJ Corp.	35,140	2,442,987	*
Enka Insaat ve Sanayi AS	651,011	2,428,642
Koc Holding AS	1,376,300	6,703,223
LG Corp.	77,350	5,950,000	*
Total Industrial Conglomerates		20,097,099
Machinery — 2.8%
CSR Corp., Ltd., Class H Shares	3,562,000	4,683,465
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	39,030	1,250,102	*
Hyundai Mipo Dockyard Co., Ltd.	20,000	3,947,484	*
International Mining Machinery Holdings Ltd.	1,442,400	1,167,236	*
Iochpe-Maxion SA	35,500	515,392
Pipavav Shipyard Ltd.	1,371,220	2,632,657	*
PT United Tractors Tbk	1,008,500	2,663,962
Tata Motors Ltd.	74,100	2,159,696
Weichai Power Co., Ltd.	726,000	4,487,997
Total Machinery		23,507,991
Marine — 0.3%
SITC International Holdings Co., Ltd.	3,628,000	2,161,080	*
Road & Rail — 0.3%
Localiza Rent A Car SA	141,000	2,284,880
Transportation Infrastructure — 0.1%
OHL Mexico SAB de CV	647,600	1,242,238	*
Total Industrials		81,588,444
Information Technology — 8.7%
Communications Equipment — 1.0%
Comba Telecom Systems Holdings Ltd.	2,649,440	2,989,346
High Tech Computer Corp.	152,000	4,691,921
ZTE Corp.	337,800	1,345,064
Total Communications Equipment		9,026,331
Computers & Peripherals — 0.3%
Compal Electronics Inc.	1,919,855	2,544,969

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	17

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Electronic Equipment, Instruments & Components — 2.1%
China ITS Holdings Co., Ltd.	667,800	$463,082 *
Delta Electronics (Thailand) PCL	907,400	1,053,541 (b)
Delta Electronics Inc.	310,000	1,515,100
Hon Hai Precision Industry Co., Ltd.	3,590,317	14,468,892
Unimicron Technology Corp.	83,000	161,693
Total Electronic Equipment, Instruments & Components		17,662,308
Internet Software & Services — 0.5%
Mail.ru Group Ltd., GDR	110,700	3,985,200 *(b)
Media Tek Inc.	77	1,103
Total Internet Software & Services		3,986,303
IT Services — 0.8%
Cielo SA	132,800	1,076,000
Infosys Technologies Ltd.	21,000	1,613,264
SK C&C Co., Ltd.	26,700	2,051,493	*
Ybrant Digital	166,184	1,858,258	(a)(b)
Total IT Services		6,599,015
Semiconductors & Semiconductor Equipment — 4.0%
Hansol LCD Inc.	20,400	1,105,472	*
Jusung Engineering Co., Ltd.	25,500	449,379	*
King Yuan Electronics Co., Ltd.	554,765	283,504	*
Samsung Electronics Co., Ltd.	18,905	15,808,305
Taiwan Semiconductor Manufacturing Co., Ltd.	2,998,715	7,302,274
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	457,063	5,731,570
United Microelectronics Corp.	5,284,000	2,954,031
Total Semiconductors & Semiconductor Equipment		33,634,535
Total Information Technology		73,453,461
Materials — 15.8%
Chemicals — 2.5%
Engro Corp., Ltd.	303,200	684,765
Fauji Fertilizer Co., Ltd.	1,609,242	2,365,980
Formosa Plastics Corp.	1,301,000	4,350,574
Hanwha Chemical Corp.	123,300	3,367,962	*
Hyosung Corp.	18,700	1,746,585	*
LG Chem Ltd.	17,296	5,958,883	*
Mexichem SA de CV	255,685	915,083
Phillips Carbon Black Ltd.	143,222	562,446	(a)
Sociedad Quimica y Minera de Chile SA, ADR	26,400	1,542,288
Total Chemicals		21,494,566

See Notes to Financial Statements.

18	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Construction Materials — 0.5%
Cemex SAB de CV, Participation Certificates, ADR	320,684	$3,434,526	*
China National Building Material Co., Ltd.	324,000	741,972
Total Construction Materials		4,176,498
Containers & Packaging — 0.2%
HSIL Ltd.	560,082	1,563,821	(a)
Metals & Mining — 12.2%
Cherepovets MK Severstal, GDR, Registered Shares	257,600	4,340,560
Cia Siderurgica Nacional SA Depositary Receipts	157,600	2,627,192
Dongkuk Steel Mill Co., Ltd.	22,500	695,876	*
El Ezz Steel Rebars SAE	739,277	2,508,830	*
Evraz Group SA, GDR	133,700	4,795,819	*
Fresnillo Plc	60,100	1,562,947
Gerdau SA, ADR	143,300	2,004,767
Gold Fields Ltd., ADR	174,400	3,161,872
Grupo Mexico SA de CV, Series B Shares	1,800,424	7,411,624
Hindalco Industries Ltd.	328,326	1,807,757
Hyundai Hysco	98,500	2,182,813	*
Industrias Penoles SA de CV	53,000	1,949,198
Jiangxi Copper Co., Ltd., Class H Shares	271,000	892,548
KGHM Polska Miedz SA	112,900	6,597,656
Korea Zinc Co., Ltd.	18,220	4,439,008	*
Kumba Iron Ore Ltd.	73,200	4,717,025
Kumba Resources Ltd.	66,400	1,373,258
Maanshan Iron & Steel Co., Ltd.	6,240,000	3,307,534
Mining & Metallurgical Co. Norilsk Nickel, ADR	332,700	7,875,009
Novolipetsk Steel, GDR	88,700	4,230,990
Polymetal, GDR	54,300	994,233	*
Poongsan Corp.	9,500	401,798	*
Southern Copper Corp.	45,600	2,222,544
Sterlite Industries India Ltd.	465,600	1,941,952
Ternium SA, ADR	14,600	619,186
Usinas Siderurgicas de Minas Gerais SA	88,250	1,135,023
Vale SA, ADR	227,400	7,861,218	*
Vale SA, ADR	617,500	18,660,850	*
Total Metals & Mining		102,319,087
Paper & Forest Products — 0.4%
Nine Dragons Paper Holdings Ltd.	2,529,000	3,585,526
Total Materials		133,139,498

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	19

Legg Mason Batterymarch Emerging Markets Trust

Security	Shares	Value
Telecommunication Services — 5.1%
Diversified Telecommunication Services — 0.8%
Chunghwa Telecom Co. Ltd., ADR	18,752	$473,858
Chunghwa Telecom Co., Ltd.	325,000	825,974
KT Corp., ADR	154,300	3,209,440
Qatar Telecom Q.S.C.	35,800	1,756,820
Telecom Argentina S.A., Class B Shares, ADR	33,000	821,370
Total Diversified Telecommunication Services		7,087,462
Education — 1.3%
China Mobile (Hong Kong) Ltd.	1,067,000	10,604,383
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Series L Shares, ADR	145,300	8,331,502
America Movil SAB de CV, Series L Shares	2,231,093	6,395,198
Millicom International Cellular SA	8,600	822,160
Mobile TeleSystems, ADR	61,200	1,277,244
Philippine Long Distance Telephone Co.	24,800	1,445,770
Tim Participacoes SA, ADR	110,700	3,779,298
Vivo Participacoes SA, ADR	101,939	3,322,192
Total Wireless Telecommunication Services		25,373,364
Total Telecommunication Services		43,065,209
Utilities — 1.3%
Electric Utilities — 0.3%
Enersis SA, ADR	107,200	2,489,184
Gas Utilities — 0.6%
GAIL India Ltd.	342,300	3,919,437
Indraprastha Gas Ltd.	91,700	699,311
Total Gas Utilities		4,618,748
Independent Power Producers & Energy Traders — 0.4%
Aboitiz Power Corp.	3,312,900	2,351,773
Hub Power Co., Ltd.	2,412,013	1,045,581
Total Independent Power Producers & Energy Traders		3,397,354
Total Utilities		10,505,286
Total Common Stocks (Cost — $571,557,816)		790,095,617
Preferred Stocks — 2.9%
Consumer Discretionary — 0.4%
Automobiles — 0.3%
Hyundai Motor Co.	46,473	2,415,990	*
Multiline Retail — 0.1%
Lojas Americanas SA	71,000	654,825
Total Consumer Discretionary		3,070,815

See Notes to Financial Statements.

20	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch Emerging Markets Trust

Security			Shares	Value
Financials — 1.3%
Commercial Banks — 1.3%
Banco do Estado do Rio Grande do Sul SA, Class B Shares			102,000	$1,084,518
Itau Unibanco Holding SA			61,325	1,469,953
Itausa — Investimentos Itau SA			999,991	7,951,736
Total Financials				10,506,207
Industrials — 0.1%
Machinery — 0.1%
Marcopolo SA			238,900	1,005,970
Materials — 1.0%
Metals & Mining — 0.9%
Bradespar SA			134,400	3,507,354
Confab Industrial SA			429,395	1,577,897	*
Metalurgica Gerdau SA			143,800	2,321,591
Total Metals & Mining				7,406,842
Paper & Forest Products — 0.1%
Suzano Papel e Celulose SA			125,700	1,119,184
Total Materials				8,526,026
Utilities — 0.1%
Electric Utilities — 0.1%
Eletropaulo Metropolitana SA			30,000	575,603
Independent Power Producers & Energy Traders — 0.0%
Cia Energetica de Sao Paulo			30,100	489,578
Total Utilities				1,065,181
Total Preferred Stocks (Cost — $17,905,457)				24,174,199

		Expiration Date
Rights — 0.0%
Metropolitan Bank & Trust Co. (Cost — $0)		1/14/11	185,643	93,224	*(a)(b)
Total Investments before Short-Term Investments (Cost — $589,463,273)				814,363,040

	Rate	Maturity Date	Face Amount
Short-Term Investments — 4.0%
Repurchase Agreements — 4.0%
Bank of America repurchase agreement dated 12/31/10; Proceeds at maturity — $17,052,017; (Fully collateralized by U.S. government agency obligations, 3.625% due 7/1/11; Market Value — $17,394,884)	0.110%	1/3/11	$17,051,861	17,051,861

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	21

Legg Mason Batterymarch Emerging Markets Trust

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
Goldman Sachs & Co., repurchase agreement dated 12/31/10; Proceeds at maturity — $17,052,047; (Fully collateralized by U.S. government agency obligations, 0.160% due 11/9/2011; Market value — $17,416,955)	0.130%	1/3/11	$17,051,862	$17,051,862
Total Short-Term Investments (Cost — $34,103,723)				34,103,723
Total Investments — 100.8% (Cost — $623,566,996#)				848,466,763
Liabilities in Excess of Other Assets — (0.8)%				(6,617,367)
Total Net Assets — 100.0%				$841,849,396

*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $630,200,833.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depositary Receipt
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

22	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch Emerging Markets Trust

Summary of Investments by Country† (unaudited)
Brazil	16.6%
China	12.2
South Korea	11.2
Russia	9.2
South Africa	8.3
Taiwan	6.7
Mexico	5.3
India	5.2
Indonesia	3.0
Turkey	2.9
Cayman Islands	2.8
Hong Kong	2.5
Thailand	2.2
Poland	1.2
Chile	0.9
Philippines	0.9
Netherlands	0.9
Pakistan	0.8
Egypt	0.6
British Virgin Islands	0.5
Canada	0.5
Bermuda	0.3
United States	0.3
Qatar	0.2
United Kingdom	0.2
Luxembourg	0.2
Sri Lanka	0.2
Bahamas	0.1
Argentina	0.1
Short-term investments	4.0
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2010 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	23

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $623,566,996)	$848,466,763
Receivable for Fund shares sold	4,538,279
Dividends and interest receivable	1,200,037
Receivable for securities sold	875,415
Prepaid expenses	45,537
Total Assets	855,126,031

Liabilities:
Payable for securities purchased	7,920,058
Accrued foreign capital gains tax	1,875,235
Payable for Fund shares repurchased	1,641,414
Foreign currency overdraft, at value (Cost — $665,923)	647,946
Investment management fee payable	592,406
Distribution fees payable	239,596
Directors’ fees payable	8,661
Accrued expenses	351,319
Total Liabilities	13,276,635
Total Net Assets	$841,849,396

Net Assets:
Par value (Note 7)	$34,690
Paid-in capital in excess of par value	710,917,363
Overdistributed net investment income	(2,749,518)
Accumulated net realized loss on investments and foreign currency transactions	(89,391,119)
Net unrealized appreciation on investments and foreign currencies	223,037,980
Total Net Assets	$841,849,396

See Notes to Financial Statements.

24	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2010

Shares Outstanding:
ClassA	732,561
ClassC	11,416,569
ClassFI	1,435,133
ClassI	18,179,172
ClassIS	2,926,308

Net Asset Value:
ClassA†	$23.98
ClassC†*	$23.97
ClassFI†	$24.47
ClassI†	$24.42
ClassIS†	$24.43
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$ 25.44

†	Redemption price per share is NAV of the class’ shares reduced by a 2% redemption fee on certain redemptions, including exchanges, of shares redeemed or exchanged within 60 days from purchase payment (See Note 1).

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	25

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Dividends	$15,404,450
Interest	37,271
Less: Foreign taxes withheld	(1,737,695)
Total Investment Income	13,704,026

Expenses:
Investment management fee (Note 2)	6,864,098
Distribution fees (Notes 2 and 5)	2,675,315
Custody fees	1,077,446
Transfer agent fees (Note 5)	541,418
Registration fees	102,550
Shareholder reports	97,345
Directors’ fees	67,051
Audit and tax	53,071
Legal fees	52,757
Insurance	12,436
Miscellaneous expenses	41,694
Total Expenses	11,585,181
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(343,138)
Compensating balance arrangements (Note 1)	(976)
Net Expenses	11,241,067
Net Investment Income	2,462,959

Realized And Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	69,475,830	†
Foreign currency transactions	(987,760)
Net Realized Gain	68,488,070
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	50,450,471	‡
Foreign currencies	13,479
Change in Net Unrealized Appreciation (Depreciation)	50,463,950
Net Gain on Investments and Foreign Currency Transactions	118,952,020
Increase in Net Assets From Operations	$121,414,979

†	Net of foreign capital gains tax of $1,737,900

‡	Net of deferred foreign capital gains of $1,875,235

See Notes to Financial Statements.

26	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$2,462,959	$3,784,624
Net realized gain (loss)	68,488,070	(72,789,431)
Change in net unrealized appreciation (depreciation)	50,463,950	329,953,643
Increase in Net Assets From Operations	121,414,979	260,948,836

Distributions To Shareholders From (Notes 1 and 6):
Net investment income	(3,600,344)	(5,550,029)
Decrease in Net Assets From Distributions to Shareholders	(3,600,344)	(5,550,029)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	257,981,647	211,562,242
Reinvestment of distributions	2,847,544	4,799,553
Cost of shares repurchased	(178,399,086)	(144,138,982)
Increase in Net Assets From Fund Share Transactions	82,430,105	72,222,813
Increase in Net Assets	200,244,740	327,621,620

Net Assets:
Beginning of year	641,604,656	313,983,036
End of year*	$841,849,396	$641,604,656
* Includes (overdistributed) undistributed net investment income, respectively of:	$(2,749,518)	$475,984

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	27

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]

Net asset value, beginning of year	$20.35	$10.83

Income from operations:
Net investment income	0.11	0.15
Net realized and unrealized gain	3.61	9.58
Total income from operations	3.72	9.73

Less distributions from:
Net investment income	(0.09)	(0.21)
Total distributions	(0.09)	(0.21)

Net asset value, end of year	$23.98	$20.35
Total return[3]	18.33%	90.34%

Net assets, end of year (000s)	$17,565	$12,070

Ratios to average net assets:
Gross expenses	1.63%	1.56%[4]
Net expenses[5,6,7]	1.50	1.50 [4]
Net investment income	0.51	1.02 [4]

Portfolio turnover rate	64%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$20.42	$11.72	$28.06	$23.20	$19.80

Income (loss) from operations:
Net investment income (loss)	(0.05)	0.05	0.16	(0.07)	(0.04)
Net realized and unrealized gain (loss)	3.60	8.69	(16.13)	10.36	6.38
Total income (loss) from operations	3.55	8.74	(15.97)	10.29	6.34

Less distributions from:
Net investment income	—	(0.04)	—	(0.03)	—
Net realized gains	—	—	(0.37)	(5.40)	(2.94)
Total distributions	—	(0.04)	(0.37)	(5.43)	(2.94)

Net asset value, end of year	$23.97	$20.42	$11.72	$28.06	$23.20
Total return[3]	17.39%	74.72%	(57.62)%	45.74%	33.18%

Net assets, end of year (000s)	$273,698	$268,594	$177,406	$518,255	$349,674

Ratios to average net assets:
Gross expenses	2.34%	2.34%	2.32%	2.34%	2.38%
Net expenses[4,5,6]	2.25	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.24)	0.32	0.74	(0.27)	(0.17)

Portfolio turnover rate	64%	106%	71%	89%	96%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	29

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2010	2009	2008	2007[3]

Net asset value, beginning of year	$20.77	$11.95	$28.38	$27.18

Income (loss) from operations:
Net investment income	0.11	0.16	0.29	0.02
Net realized and unrealized gain (loss)	3.68	8.88	(16.35)	6.08
Total income (loss) from operations	3.79	9.04	(16.06)	6.10

Less distributions from:
Net investment income	(0.09)	(0.22)	—	(0.25)
Net realized gains	—	—	(0.37)	(4.65)
Total distributions	(0.09)	(0.22)	(0.37)	(4.90)

Net asset value, end of year	$24.47	$20.77	$11.95	$28.38
Total return[4]	18.31%	76.06%	(57.29)%	23.09%

Net assets, end of year (000s)	$35,116	$22,977	$10,424	$7,706

Ratios to average net assets:
Gross expenses	1.57%	1.64%	1.79%	1.77%[5]
Net expenses[6,7,8]	1.50	1.50	1.50	1.50 [5]
Net investment income	0.51	1.02	1.53	0.13 [5]

Portfolio turnover rate	64%	106%	71%	89%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period June 29, 2007 (commencement of operations) to December 31, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

See Notes to Financial Statements.

30	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$20.75	$11.97	$28.36	$23.38	$19.74

Income (loss) from operations:
Net investment income	0.16	0.20	0.35	0.21	0.17
Net realized and unrealized gain (loss)	3.68	8.89	(16.37)	10.47	6.41
Total income (loss) from operations	3.84	9.09	(16.02)	10.68	6.58

Less distributions from:
Net investment income	(0.17)	(0.31)	—	(0.30)	—
Net realized gains	—	—	(0.37)	(5.40)	(2.94)
Total distributions	(0.17)	(0.31)	(0.37)	(5.70)	(2.94)

Net asset value, end of year	$24.42	$20.75	$11.97	$28.36	$23.38
Total return[3]	18.58%	76.48%	(57.19)%	47.20%	34.52%

Net assets, end of year (000s)	$443,981	$282,224	$105,338	$60,874	$28,378

Ratios to average net assets:
Gross expenses	1.27%	1.28%	1.30%	1.30%	1.31%
Net expenses[4,5,6]	1.25	1.25	1.25	1.25	1.25
Net investment income	0.74	1.25	1.83	0.74	0.79

Portfolio turnover rate	64%	106%	71%	89%	96%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

See Notes to Financial Statements.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	31

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010	2009	2008[3]

Net asset value, beginning of year	$20.76	$11.97	$21.97

Income (loss) from operations:
Net investment income	0.16	0.22	0.05
Net realized and unrealized gain (loss)	3.69	8.88	(10.05)
Total income (loss) from operations	3.85	9.10	(10.00)

Less distributions from:
Net investment income	(0.18)	(0.31)	—
Total distributions	(0.18)	(0.31)	—

Net asset value, end of year	$24.43	$20.76	$11.97
Total return[4]	18.59%	76.57%	(45.52)%

Net assets, end of year (000s)	$71,489	$55,740	$20,815

Ratios to average net assets:
Gross expenses	1.23%	1.25%	1.29%[5]
Net expenses[6,7]	1.23 [8]	1.25	1.25 [5,8]
Net investment income	0.76	1.37	1.29 [5]

Portfolio turnover rate	64%	106%	71%

[1]	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch Emerging Markets Trust (the “Fund”), is a separate diversified investment series of Legg Mason Global Trust, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	33

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$101,301,119	—	—	$101,301,119
Consumer staples	45,527,695	$4,952,163	—	50,479,858
Energy	88,536,701	9,299,575	—	97,836,276
Exchange traded funds	7,394,242	—	—	7,394,242
Financials	173,156,028	8,012,250	—	181,168,278
Health care	10,163,946	—	—	10,163,946
Industrials	77,341,790	4,246,654	—	81,588,444
Information technology	66,556,462	5,038,741	$1,858,258	73,453,461
Materials	133,139,498	—	—	133,139,498
Telecommunication services	43,065,209	—	—	43,065,209
Utilities	10,505,286	—	—	10,505,286
Preferred stocks	24,174,199	—	—	24,174,199
Rights	—	93,224	—	93,224
Total long-term investments	$780,862,175	$31,642,607	$1,858,258	$814,363,040
Short-term investments†	—	34,103,723	—	34,103,723
Total investments	$780,862,175	$65,746,330	$1,858,258	$848,466,763

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2010, as a result of the fair value pricing procedures for international equities approved by the Fund’s Board of Directors and utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Investments in Securities	Information Technology
Balance as of December 31, 2009	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	$22,174
Net purchases (sales)	1,836,084
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as December 31, 2010	$1,858,258
Net change in unrealized appreciation (depreciation) for investments in securities still held December 31, 2010[1]	$22,174

34	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Notes to financial statements (cont’d)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	35

(d) Redemption fee. The Fund imposes a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is payable to the Fund.

(e) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and

36	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Notes to financial statements (cont’d)

state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thai securities held by the Fund are subject to capital gains tax in those countries. As of December 31, 2010, there were $1,875,235 of capital gains tax liabilities accrued on unrealized gains.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,088,117)	2,088,117

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of foreign withholding taxes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Batterymarch 75% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets Class A, C, FI and IS shares will not exceed 1.50%, 2.25%, 1.50% and 1.25%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares as a result of an expense limitation arrangement between the Fund and LMPFA. These expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

LMPFA has also agreed to forgo fees and/or reimburse operating expenses other than interest, brokerage, taxes, extraordinary expenses and dividend expense on

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	37

short sales, at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. This arrangement is not subject to recapture.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $343,138.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at December 31, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires December 31, 2013	$16,024	$178,438	$14,770	—	$4,158
Fee waivers/expense reimbursements subject to recapture	$16,024	$178,438	$14,770	—	$4,158

For the year ended December 31, 2010, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”) which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately $19,000 for Class C shares.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

38	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$492,806,890
Sales	429,100,531

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$228,698,910
Gross unrealized depreciation	(10,432,980)
Net unrealized appreciation	$218,265,930

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75%, of the average daily net assets of the class. The Rule 12b-1 plan for Class FI provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’s average daily net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Service and Distribution Fees	Transfer Agent Fees
Class A	$34,484	$22,007
Class C	2,570,749	309,885
Class FI	70,082	26,745
Class I	—	174,008
Class IS	—	8,773
Total	$2,675,315	$541,418

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	39

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$17,840
Class C	222,594
Class FI	18,355
Class I	80,191
Class IS	4,158
Total	$343,138

6. Distributions to shareholders

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$65,008	$109,902	[1]
Class C	—	606,469
Class FI	129,366	223,139
Class I	2,916,902	3,745,174
Class IS	489,068	865,345
Total	$3,600,344	$5,550,029

[1]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

7. Capital shares

At December 31, 2010, there were 125,000,000 shares authorized at $0.001 par value for Class C and Class I, and 100,000,000 shares authorized at $0.001 par value for Class A, Class FI, and Class IS.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	310,732	$6,629,956	743,496	*	$9,628,791	*
Shares issued on reinvestment	2,921	64,543	6,495	*	108,462	*
Shares repurchased	(174,066)	(3,631,440)	(157,017)	*	(2,159,220)	*
Net increase	139,587	$3,063,059	592,974	*	$7,578,033	*
Class C1
Shares sold	1,454,069	$31,097,990	2,185,911		$34,195,763
Shares issued on reinvestment	—	—	37,805		593,924
Shares repurchased	(3,190,576)	(66,805,706)	(4,208,589)		(59,477,511)
Net decrease	(1,736,507)	$(35,707,716)	(1,984,873)		$(24,687,824)
Class FI2
Shares sold	738,196	$15,743,166	685,891		$10,687,242
Shares issued on reinvestment	5,696	128,302	12,614		214,599
Shares repurchased	(415,250)	(8,955,261)	(464,586)		(7,382,263)
Net increase	328,642	$6,916,207	233,919		$3,519,578

40	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I2
Shares sold	9,027,713	$196,917,863	9,167,351	$143,467,986
Shares issued on reinvestment	97,416	2,230,453	180,003	3,137,677
Shares repurchased	(4,547,088)	(96,852,634)	(4,547,641)	(70,552,817)
Net increase	4,578,041	$102,295,682	4,799,713	$76,052,846
Class IS2
Shares sold	332,047	$7,592,672	1,167,443	$13,582,460
Shares issued on reinvestment	18,581	424,246	43,192	744,891
Shares repurchased	(109,742)	(2,154,045)	(263,520)	(4,567,171)
Net increase	240,886	$5,862,873	947,115	$9,760,180

*	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2010.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$3,600,344	$5,550,029

As of December 31, 2010, the components of accumulated earnings on a tax bases were as follows:

Capital loss carryforward*	$(84,772,642)
Other book/tax temporary differences(a)	(734,158)
Unrealized appreciation (depreciation)(b)	216,404,143
Total accumulated earnings (losses) — net	$130,897,343

*	During the taxable year ended December 31, 2010, the Fund utilized $ 67,045,767 of its capital loss carryforward available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(84,772,642)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses

Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report	41

incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

42	Legg Mason Batterymarch Emerging Markets Trust 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Global Trust, Inc. and to the Shareholders of Legg Mason Batterymarch Emerging Markets Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch Emerging Markets Trust (one of the Portfolios comprising Legg Mason Global Trust, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2011

Legg Mason Batterymarch Emerging Markets Trust	43

Board approval of management and investment advisory agreements (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Batterymarch Financial Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 17, 2010.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

44	Legg Mason Batterymarch Emerging Markets Trust

Board approval of management and investment advisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s competitive performance for all of the 1, 3, 5 and 10 year periods ended June 30, 2010, with its performance ranking in the third quintile or better. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Legg Mason Batterymarch Emerging Markets Trust	45

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

46	Legg Mason Batterymarch Emerging Markets Trust

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Batterymarch Emerging Markets Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Batterymarch Emerging Markets Trust	47

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

48	Legg Mason Batterymarch Emerging Markets Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Batterymarch Emerging Markets Trust	49

Interested Director[3]
Mark R. Fetting
Year of birth	1954
Position with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	None
Executive Officers
R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President (Acting) and Chief Executive Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

50	Legg Mason Batterymarch Emerging Markets Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Fund	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Batterymarch Emerging Markets Trust	51

Executive Officers cont’d

Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board of Directors’ retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the “1940 Act”.

[3]

Mr. Fetting is considered to be an interested person, as defined in the 1940 Act, of the Fund on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

52	Legg Mason Batterymarch Emerging Markets Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	6/17/2010		12/28/2010
Payable date:	6/18/2010		12/29/2010
Ordinary income:
Qualified dividend income for individuals	100.00%		100.00%
Foreign source income	99.12	%*	88.39	%*
Foreign taxes paid per share	$0.018811		$0.143444

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Batterymarch

Emerging Markets Trust

Directors

Mark R. Fetting Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Batterymarch Emerging Markets Trust

The Fund is a separate investment series of Legg Mason Global Trust, Inc.

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Emerging Markets Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013156 2/11 SR11-1294

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,700 in 2009 and $93,242 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,000 in 2009 and $9,000 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Trust, Inc. the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Trust, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Trust, Inc. during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Global Trust, Inc. Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Trust, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken President (Acting) and Chief Executive Officer of Legg Mason Global Trust, Inc.

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken President (Acting) and Chief Executive Officer of Legg Mason Global Trust, Inc.

Date:	February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Global Trust, Inc.

Date:	February 25, 2011